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Transamerica International Equity Index VP
Summary Prospectus May 1, 2017

Class	Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio’s prospectus, which contains more information about the portfolio and its risks. You can find the portfolio’s prospectus and other information about the portfolio, including the portfolio’s statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2017, and statement of additional information, dated May 1, 2017, as supplemented from time to time, are incorporated by reference into this summary prospectus. The portfolio commenced operations on May 1, 2017. The semi-annual report for the portfolio for the period ending June 30, 2017 will be sent to shareholders once it becomes available.
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio  shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.11%
Distribution and service (12b-1) fees	0.25%
Other expenses[1]	0.04%
Total annual fund operating expenses	0.40%
1	Other expenses are based on estimates for the current fiscal year.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Service Class	$41	$128	$224	$505
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
Portfolio turnover rate is not included at this time because the portfolio did not commence operations until after the most recent fiscal year-end.
Principal Investment Strategies: Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the portfolio intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and Global Depositary Receipts (“GDRs”)) or in other investments in an effort to create a portfolio of securities with generally the same risk and return characteristics of the Index, including index futures contracts. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East, and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. The Index, which is constructed and maintained by MSCI Inc., is rebalanced and reconstituted each February, May, August and November. The portfolio will concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.
The portfolio’s sub-adviser, SSGA Funds Management, Inc. (the “sub-adviser”), does not sub-advise the portfolio according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the sub-adviser utilizes a “passive” or “indexing” investment approach seeking to provide investment results that, before expenses, correspond generally to the total return of the Index by employing a sampling strategy.
The sub-adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the portfolio may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The portfolio may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The sub-adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The sub-adviser might do so, for example, in order to increase the portfolio’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the sub-adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the portfolio but the sale has not yet been completed. The sub-adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.
Principal Risks: Risk is inherent in all investing. Many factors affect the portfolio's performance. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The following is a summary description of principal risks (in alphabetical order) of investing in the portfolio. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Counterparty – The portfolio will be subject to credit risk (meaning the risk of adverse changes in an issuer’s real or perceived financial strength) with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles. Adverse changes to counterparties may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in the portfolio may decline.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.
Depositary Receipts – Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the portfolio. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility, may disrupt markets or may otherwise adversely affect their performance or value. For additional information regarding derivatives, see “More on Risks of Investing in the Portfolio—More on Principal Risks: Derivatives” in this prospectus. In addition, the SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the portfolio. If the proposed rule takes effect, it could limit the ability of the portfolio to invest in derivatives.
Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.
Index Fund – An index fund has operating and other expenses while an index does not. As a result, while the portfolio will attempt to track the MSCI EAFE Index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
Index Tracking – While the sub-adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the portfolio’s return may not match the return of the Index. The portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the portfolio may not be fully invested at times, generally as a result of cash flows into or out of the portfolio or reserves of cash held by the portfolio to meet redemptions. The sub-adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the portfolio’s return and that of the Index.
Industry Concentration – The portfolio will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration in a particular industry subjects the portfolio to the risks associated with that industry. As a result, the portfolio may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than portfolios investing in a broader range of industries.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. These illiquid investments can be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The portfolio may also suffer losses if there are imperfections, errors or limitations in the tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, or if the sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies designed by the investment manager may not work as intended. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the value or performance of the portfolio. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio's investments may be negatively affected.
New Portfolio – The portfolio is newly formed. Investors in the portfolio bear the risk that the sub-adviser may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, or that the portfolio may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Further, a portfolio initially seeded with assets below a certain threshold may realize significant tracking error relative to the portfolio’s underlying index due to the initial seeding amount and such tracking error will be reflected in the portfolio’s performance.
Passive Strategy/Index – The portfolio is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the portfolio’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the portfolio.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: No performance is shown for the portfolio. Performance information will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors. The portfolio’s primary benchmark is the MSCI EAFE Index.
As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericaseries
trust.com/content/Performance.aspx or by calling 1-888-233-4339.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: SSGA Funds Management, Inc. Portfolio Managers:
Keith Richardson	Portfolio Manager	since 2017
Michael Feehily, CFA	Portfolio Manager	since 2017
Dwayne Hancock, CFA	Portfolio Manager	since 2017
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.
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